PEERSTREAM

Q3 2018 EARNINGS PRESENTATION

PeerStream, Inc. | OTCQB: PEER

November 2018

Safe Harbor

This presentation is for discussion purposes only. Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to PeerStream, Inc. ("PEER," "PeerStream" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. Words such as "anticipate," "assume," "began," "believe," "budget," "continue," "could," "estimate," "expect," "forecast," "goal," "intend," "may," "plan," "potential," "predict," "project," "seek," "should," "target," "would" and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including, without limitation, the following:

- our increasing focus on the use of new and novel technologies, such as blockchain, to enhance our applications, and our ability to timely complete development of applications using new technologies;
- our ability to effectively market and generate revenue from our new business solutions unit;
- our ability to generate and maintain active subscribers and to maintain engagement with our user base;
- development and acceptance of blockchain technologies and the continuing growth of the blockchain industry;
- the intense competition in the industries in which our business operates and our ability to effectively compete with existing competitors and new market entrants;
- legal and regulatory requirements related to us investing in cryptocurrencies and accepting cryptocurrencies as a method of payment for our services;
- risks related to our holdings of XPX tokens, including risks related to the volatility of the trading price of the XPX tokens and our ability to convert XPX tokens into fiat currency;
- our ability to develop functional new blockchain-based technologies that will be accepted by the marketplace, including PSP;
- our ability to obtain additional capital or financing to execute our business plan, including through offerings of debt or equity;
- our ability to develop, establish and maintain strong brands;
- the effects of current and future government regulation, including laws and regulations regarding the use of the internet, privacy and protection of user data and blockchain and cryptocurrency technologies;
- our ability to manage our partnerships and strategic alliances, including the resolution of any material disagreements and the ability of our partners to satisfy their obligations under these arrangements;
- our reliance on our executive officers; and
- our ability to release new applications on schedule or at all, as well as our ability to improve upon existing applications.

For a more detailed discussion of these and other factors that may affect our business, see our filings with the Securities and Exchange Commission, including the discussion under "Risk Factors" set forth in our latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this report, except to the extent required by applicable securities laws.

PeerStream is a Pioneering Technology Company

We are a global internet solutions provider pioneering real-world adoption of emerging blockchain technologies by developing software, services and applications for corporate clients and consumers.

20 year history of tech innovation

- 26 issued patents
- IP licenses to Microsoft, Sony & Activision

Innovator in multimedia communication apps

- Nearly half a billion users since inception
- Host world-leading collections of video chat communities

Our Opportunity:

PeerStream Business Solutions, launched in March 2018, represents an incremental B2B revenue stream in the high growth blockchain software and services market.

Blockchain High Growth Market Opportunity

- Enterprise and government sectors are embracing the value of blockchain tech
  - Nearly 6 in 10 large corporations considering blockchain deployment[1]
- The market for blockchain services was approximately $695MM in 2017 and expected to grow to more than $79 billion by 2025[2]
  - IBM recently announced a 5-year deal with the Australian government valued at $740MM
  - Estimated operating and capital cost savings in financial services from blockchain - $35 billion[3]
- In addition, PeerStream's proprietary software addresses a robust market segment
  - Media streaming blockchain services anticipated to be a $4.4 billion market by 2025[2]
  - R&D for new capabilities is expected to expand our addressable market opportunity

[1] Juniper Research July 31, 2017
[2] (2018) Global Market Estimates Research & Consultants
[3] Bain and Company 2017

Next Steps to Fuel Strategic Growth

- Building business development and sales efforts
- Branding/ marketing/ build market awareness and presence
- Enhance client execution capabilities
- Exploring lead generation partnerships and joint ventures
- Evaluating tuck-in acquisitions
- Assessing future proprietary software to expand addressable market

Signed MSA with Chateaux

- We expect that the Master Service Agreement will expand the breadth of our client service capabilities
- Chateaux is a leading enterprise blockchain solution development organization
  - Premier technology partner with IBM Blockchain and Microsoft, and an AWS Partner Network (APN) Partner
  - 30 year history of providing technology solutions to corporate clients including enterprise data management and analytics and architecture, design, development and integration of web and mobile applications
  - Development teams in several locations including the U.S. and India

AH2

Financial Highlights

- **Q3 2018 revenue of $6.7MM** increased 12.8% vs. Q3 2017
- **Q3 2018 subscription revenue from video properties stable**, offset by a decline in subscription revenue from dating properties
- **Net loss was $570K for Q3 2018,** driven by an increase in non-operating losses resulting from a $576K impairment loss on digital tokens received by the Company in connection with the ProximaX technology services agreement
- **Adjusted EBITDA was $884K for Q3 2018**[1], a $2.0MM increase vs. Q3 2017
- **Net cash flow used in operating activities for Q3 2018 was $461K,** an improvement of $820K vs. Q3 2017

Cash and cash equivalents of $7.2MM at September 30, 2018 and $0 of long-term debt.

[1] Adjusted EBITDA is a non-GAAP measure. See the Appendix for the reconciliation of Adjusted EBITDA to net loss, the most directly comparable financial measure calculated in accordance with GAAP.

Third Quarter Highlights: Revenue

- Q3 2018 revenue of $6.7MM increased 12.8% vs. Q3 2017 reflecting Business Solutions revenue from the ProximaX Technology Services Agreement
- Year-to-date 2018 revenue of $19.8MM increased 5.0% vs. year-to-date 2017 revenue

09/30/18

$6.7MM **quarterly total revenue**

$1.4MM **Business Solutions revenue**



QTD Revenue
($ in 000s)
$8,000
$6,000
$4,000
$2,000
$0
$480
$5,447
$1,448
$331
$4,907
Q3 2017
Q3 2018
Technology Services Revenue
Advertising Revenue
Subscription Revenue



YTD Revenue
($ in 000s)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$1,472
$17,413
$3,540
$967
$15,318
YTD 2017
YTD 2018
Technology Services Revenue
Advertising Revenue
Subscription Revenue

Third Quarter Highlights: Profitability

- Q3 2018 net loss of $570K driven principally by non-operating losses resulting from a $576K impairment loss on digital tokens received in connection with the ProximaX technology services
- Q3 2018 adjusted EBITDA was approximately $884K, a $2.0MM improvement from Q3 2017



Net Loss
($ in 000s)
$0
($600)
($1,200)
($1,800)
($2,400)
$(2,004)
$(570)
Q3 2017
Q3 2018



Adjusted EBITDA
($ in 000s)
$1,600
$800
$0
($800)
($1,600)
$(1,150)
$884
Q3 2017
Q3 2018

Cash Flows

- Cash and cash equivalents of approximately $7.2MM at September 30, 2018; $0 long-term debt
- Net cash flow for the nine months ended September 30, 2018 was $3.1MM, including an upfront cash payment of the ProximaX Technology Services Agreement
- Net cash used in operating activities for Q3 2018 was $461K, an improvement of $820K

Quarterly Cash Flow Used in Operating Activities
($ in 000s)



$0
($1,000)
($2,000)
$(1,281)
$(461)
Q3 2017
Q3 2018

YTD Net Cash Flow
($ in 000s)



$4,000
$3,000
$2,000
$1,000
$0
($1,000)
($2,000)
$(862)
$3,080
Q3 2017
Q3 2018

Cash & Cash Equivalents
($ in MMs)



$10.0
$8.0
$6.0
$4.0
$2.0
$-
12/31/2017
3/31/2018
6/30/2018
9/30/2018

PEERSTREAM

THANK YOU

PeerStream, Inc. | Ticker: PEER

ir@peerstream.com

Non-GAAP Reconciliation: Adjusted EBITDA

Non-GAAP Financial Measures
Adjusted EBITDA is defined as net income (loss) adjusted to exclude interest (income) expense, net, other (income) expense, net, income tax expense (benefit), depreciation and amortization expense, loss on disposal of property and equipment, impairment loss on digital tokens and stock-based compensation expense. The Company presents Adjusted EBITDA because it is a key measure used by the Company's management and its Board of Directors to understand and evaluate the Company's core operating performance and trends, to develop short- and long-term operational plans, and to allocate resources to expand the Company's business. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of the cash operating income generated by the Company's business. The Company believes that Adjusted EBITDA is useful to investors and others to understand and evaluate the Company's operating results and it allows for a more meaningful comparison between the Company's performance and that of competitors. Management also uses non-GAAP financial measures internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.

Some limitations of Adjusted EBITDA as a financial measure include that:

- Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; (iii) reflect the impairment loss on digital tokens; or (iv) consider the potentially dilutive impact of stock-based compensation; and
- Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Adjusted EBITDA at all, which reduces its usefulness as a comparative measure.

Because of these limitations, you should consider this non-GAAP financial information along with other financial performance measures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP.

The following unaudited table presents a reconciliation of net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the three months ended September 30, 2018 and 2017 (in thousands):

	Three Months Ended	
	9/30/18	9/30/17
Reconciliation of net loss to adjusted EBITDA:		
Net loss	$ (570)	$ (2,004)
Interest income, net	(29)	(8)
Income tax expense	(14)	-
Depreciation and amortization expense	507	523
Impairment loss on digital tokens	576	-
Stock-based compensation expense	413	339
Adjusted EBITDA	$ 884	$ (1,150)